UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 26, 2006

STERLING FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-16276 (Commission File Number)	23-2449551 (IRS Employer Identification No.)

101 North Pointe Boulevard Lancaster, PA (Address of Principal Executive Offices)	17601-4133 (Zip Code)

Registrant’s telephone number, including area code (717) 581-6030

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On July 26, 2006, July 27, 2006 and August 1, 2006, Sterling Financial Corporation’s Chief Executive Officer, Chief Revenue Officer and Chief Financial Officer will be meeting with analysts and presenting at three conferences as follows: On July 26, 2006, J. Roger Moyer, Jr., President and Chief Executive Officer and Tito L. Lima, Chief Financial Officer will meet with senior management and analysts at Ryan Beck & Co., in Florham Park, NJ. On July 27, 2006, J. Roger Moyer, Jr. and Tito L. Lima will present at the Ferris, Baker Watts, Inc. Mid-Atlantic Bank Conference in Hershey, PA. On August 1, 2006, Tito L. Lima and J. Bradley Scovill, Chief Revenue Officer, will present at the Keefe, Bruyette & Woods 2006 Honor Roll and Seventh Annual Community Bank Investor Conference in New York, NY.

The power point presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, includes background, financial and strategic information about Sterling Financial Corporation, and will be presented at each of these meetings.

The information contained in the power point presentation attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable.
(b)	Not Applicable.
(c)	Exhibits:
99.1	Sterling Financial Corporation power point presentation for investor presentations identified in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
Date: July 28, 2006	By:	/s/ Jean Svoboda

Jean Svoboda
General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original

99.1	Sterling Financial Corporation power point presentation for investor presentations.	5